Inspiring Confidence in e-Business April 2004 ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. ? 2004 RSA Security Inc. All rights reserved 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive Risk Statements (2 of 3) ? 2004 RSA Security Inc. All rights reserved 5 pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 8, 2004. Risk Statements (3 of 3) ? 2004 RSA Security Inc. All rights reserved 7

Agenda Business Overview & Strategy Financial Performance Investment Summary 9 ? 2003 RSA Security Inc. All rights reserved

RSA Security's Vision Inspire everybody to confidently experience the promise and power of the Internet. Inspire everybody to confidently experience the promise and power of the Internet. ? 2004 RSA Security Inc. All rights reserved 11

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 13 ? 2004 RSA Security Inc. All rights reserved

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 15 Secure Enterprise Access ? 2004 RSA Security Inc. All rights reserved

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Strategic Initiatives 17 Core Value Maximization Adjacency Extension New Business Creation Core Transformation Secure Enterprise Access ? 2004 RSA Security Inc. All rights reserved

Leadership in e-Security Virtually 2 decades dedicated to identity and access management Leading market share in strong two-factor authentication Over 1 billion units of software shipped with RSA Security technology inside Industry-leading initiatives, including RSA(r) Conference and RSA Laboratories Leading critical industry standards development Liberty Alliance Project SAML PKCS ? 2004 RSA Security Inc. All rights reserved 19

Advancing e-Business Transforming e-security into a business enabler Thousands of customers worldwide 89% of the Fortune 100 66% of the Fortune 500 88% of the world's top 50 banks ? 2004 RSA Security Inc. All rights reserved 21

Worldwide Distribution & Operations ? 2004 RSA Security Inc. All rights reserved Sales & Professional Services Customer Support 23 Sales operations and affiliates in 45 countries Distribution with 1,800 Channel Partners WW RSA Sales & Marketing Team of 390 Technical & Professional Services 24/7 "Follow the Sun" Support WW RSA Services Team of 120

Seamless Solutions Solutions are designed to fit seamlessly into heterogeneous environments 1,000+ technology partner relationships around the world Commitment to implementing industry standards within our product offerings World-class services organization to support any environment ? 2004 RSA Security Inc. All rights reserved 25

RSA Security Solutions Secure Mobile & Remote Access Secure Mobile & Remote Access Secure Enterprise Access Secure Enterprise Access Secure Transactions Secure Transactions Identity & Access Management Identity & Access Management ? 2004 RSA Security Inc. All rights reserved 27

Summary: GTM Initiatives for 2004 Secure Enterprise Access RSA ClearTrust(r) Thor Xellerate(r) Direct Sales C/SI Partners Identity & Access Management RSA SecurID(r) RSA(r) Mobile Indirect (2-Tier) Direct Sales (named) Secure Mobile & Remote Access Products Distribution Security/IT Drivers Customer Need RSA BSAFE(r) RSA Keon(r) RSA SecurID(r) Direct Sales OEM Secure Transactions Risk mgmt. & mitigation Regulatory compliance Help desk and administrative cost reduction Improved user experience Help desk and administrative cost reduction Risk mgmt. & mitigation Regulatory & partner compliance Shift in application architectures Reduce application development cost Risk management & mitigation Regulatory compliance Improved user experience Cost Reduction Risk management & mitigation Regulatory compliance RSA SecurID(r) RSA SecurID Passage RSA Keon(r) Direct Sales Key Applications VPN Citrix Web portals WLAN SSL VPN Portals Intranet Extranet Supply chain e-Government Microsoft(r) Windows(r) login Enterprise SSO WLAN Smart Badging B2B trading networks / supply chain Web services Embedded / OEM Regulated vertical applications 29 ? 2004 RSA Security Inc. All rights reserved

Secure Mobile and Remote Access Results Sales from RSA SecurID(r) products and services grew 20% in 2003 Added 3,000 new customers in 2003 Q1 2004 another record quarter New distribution strategy to grow RSA SecurID(r) software sales Penetrating SMB and enterprise markets through our VAR channel RSA Security signed 750 new customers through the channel in Q1 alone Opportunities Companies are moving away from weak and costly passwords Number of remote access users is growing 72 Million remote access users (RSA Security has only penetrated 25% of this market) ? 2004 RSA Security Inc. All rights reserved 31

Identity & Access Management Results Q1 2004 Sales of RSA ClearTrust(r) software grew 27% Q/Q Shipped RSA ClearTrust(r) software v 5.5 in Q4 Federated Identity Module gives RSA Security a leading position in the market Advanced User Management Module enhancements "Accelerated I&AM Delivery Solution" RSA Security selected by Accenture as key technology provider in its I&AM go to market Solution utilizes RSA ClearTrust (r) software and Thor Xellerate(r) software Opportunities RSA Security offering a comprehensive I&AM solution Strategic partnership with Thor for provisioning Companies beginning to web-enable their applications as budgets are reinstated ? 2004 RSA Security Inc. All rights reserved 33

Secure Enterprise Access Results 225 initial deployments in place for RSA Security smart card solutions Opportunities More assets and applications being opened to employees Companies placing more importance on protecting assets inside the firewall New Opportunities for RSA SecurID(r), RSA Passage and RSA Keon(r) solutions RSA SecurID(r) for Microsoft(r) Windows(r) solution ? 2004 RSA Security Inc. All rights reserved 35

Authentication in the Enterprise The Business Problem Need to protect corporate resources Inconsistent user experience Inability to meet regulatory compliance Inability to audit Escalating help desk costs ? 2004 RSA Security Inc. All rights reserved 37

Passwords = Poor Security Multiple passwords Frequent password changes ? 2004 RSA Security Inc. All rights reserved 39

RSA SecurID(r) for Microsoft(r) Windows(r) Online and offline authentication to Microsoft Windows operating system ? 2004 RSA Security Inc. All rights reserved 41

RSA SecurID(r) for Microsoft(r) Windows(r) Secure Simple Auditable Beta program scheduled to commence May 2004 Commercial availability expected in Q3 2004 ? 2004 RSA Security Inc. All rights reserved 43

18M strong authentication users 72M remote access users The Market Opportunity Source: RSA Security estimates as of year-end 2003 >300M online business users ? 2004 RSA Security Inc. All rights reserved 45

Secure Transactions Results Revenue stabilized in 2003 $21M revenue stream for RSA Security Managing business for profitability and growth Opportunities Transaction security becoming more important as companies web- enable their businesses Compliance requirements at federal, state and industry level in key vertical markets: Government, Financial Services, Healthcare Customer need for embedded security that is FIPs-certified and supported by a reputable vendor ? 2004 RSA Security Inc. All rights reserved 47

Agenda Business Overview & Strategy Financial Performance Investment Summary 49 ? 2003 RSA Security Inc. All rights reserved

Q1 2004 Financial Results Strong Q1 Operating Metrics Revenues increased to $72M Increased 17% versus prior year Enterprise revenue increased 20% (Y/Y) Above Q1 guidance of $68-71M GAAP Earnings per share $.10 Above Q1 guidance of $.06 - .09/sh Q1 Operating Income Increase 217% (Y/Y) Cash increased by $12M to $219M DSO of 49 days Deferred Revenue Increased by approx $4M Q1 2003 Revenue Q1 2004 Revenue Enterprise 55.412 66.6 Developer 5.852 5.367 $ in Millions 51 $61.3 $72.0 ? 2004 RSA Security Inc. All rights reserved

Revenue Trends Q1 2002-Q1 2004 $55.5 $56.6 $59.0 $61.0 $61.3 $64.5 $63.4 Eight quarters of sequential revenue growth $ in millions ? 2003 RSA Security Inc. All rights reserved 53 $70.7 $72.0

Operating Results 2002-2004 55 ? 2004 RSA Security Inc. All rights reserved

Diverse Vertical Markets Q1 2004 Revenue* ? 2004 RSA Security Inc. All rights reserved *Based on company estimates Added 850 New Customers in Q1 2004 14,650 Customers Worldwide 57

Revenue Mix - FY 2003 Channel Mix ? 2004 RSA Security Inc. All rights reserved Geography Mix 59

Financial Results - Balance Sheet Summary - Balance Sheet Summary - Balance Sheet Summary - Balance Sheet Summary 61 ? 2004 RSA Security Inc. All rights reserved

Financial Performance - P&L % of Revenue Q1 2003 - Q1 2004 - P&L % of Revenue Q1 2003 - Q1 2004 - P&L % of Revenue Q1 2003 - Q1 2004 63 ? 2004 RSA Security Inc. All rights reserved

Investment Summary Strong and growing market leadership position Growth opportunities in core and adjacent markets Increasing need for I&AM and strong security as companies web- enable their businesses Proven products and technology Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence ? 2004 RSA Security Inc. All rights reserved 65